UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION RE QUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

ALPS SERIES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to whom transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ALPS SERIES TRUST

DDJ Opportunistic High Yield Fund

February [15], 2022

Dear Shareholders:

The enclosed Proxy Statement discusses a proposal to be voted upon by the shareholders of the DDJ Opportunistic High Yield Fund (the “Fund”), a series of the ALPS Series Trust (the “Trust”), at a special meeting of shareholders to be held on March 22, 2022 (the “Meeting”). During the Meeting, the shareholders of the Fund will vote on a proposal to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and DDJ Capital Management, LLC (the “Adviser”), as a result of a “change in control” of the Adviser.

The Adviser currently serves as the investment adviser to the Fund and is responsible for the day-to-day management of the Fund’s assets. The Adviser, among others, entered into a membership interest purchase agreement, dated December 2, 2021, with Polen Capital Management, LLC, (the “Purchaser”), pursuant to which the Purchaser acquired 100% of the equity interests of the Adviser (the “Transaction”). Following the satisfaction of appliable closing conditions, the Transaction closed on January 31, 2022 (the “Closing Date”).

The consummation of the Transaction is deemed to result in a “change in control” of the Adviser for the purpose of the Investment Company Act of 1940, as amended (the “1940 Act”), and under the terms of the 1940 Act, resulted in the automatic termination of the then-current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Terminated Agreement”) on the Closing Date.

In anticipation of the consummation of the Transaction and related events, the Board of Trustees of the Trust requested and received information and materials from the Adviser regarding the Transaction and, on January 24, 2022, held a meeting1 to consider and approve an interim investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Interim Agreement”) and the New Advisory Agreement. The Interim Agreement took effect on the Closing Date and the New Advisory Agreement will take effect if approved by the shareholders of the Fund. The Interim Agreement allows the Adviser to continue to serve as the investment adviser of the Fund for up to 150 days following the consummation of the Transaction. Except for the 150-day term, a ten-day termination right by the Board of Trustees or by the shareholders of the Fund, and provisions related to the escrow of investment advisory fees earned by the Adviser during the interim period, the Interim Agreement is the same in all material respects as the Terminated Agreement. The New Advisory Agreement will allow the Adviser to continue to serve as the investment adviser to the Fund under terms that are the same, in all material respects, to those in the Terminated Agreement, except that while the Terminated Agreement had a two-year initial term, the New Advisory Agreement will have an initial term of one year.

To provide for continuity in the investment management of the Fund, you are being asked to approve the New Advisory Agreement with the Adviser. Under the Interim Agreement and the New Advisory Agreement, (i) the Fund’s investment objectives and investment strategies will not change, (ii) the investment advisory personnel of the Adviser who provide investment advisory services to the Fund are expected to remain the same, and (iii) the Adviser will continue to provide the same investment advisory services to the Fund for the same fees that are currently in effect, subject to the oversight of the Board of Trustees.

[1]	This meeting was intended to qualify as an “in-person” meeting of the Board of Trustees pursuant to relief granted by the SEC for the purposes of fulfilling the in-person advisory agreement requirements under Section 15(c) and Rule 15a-4(b)(2)(ii) under the 1940 Act (see Investment Company Act Release No. 33897 (June 19, 2020).

1

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE “FOR” THE PROPOSAL.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If you have any questions about the proposal or the voting instructions, you may call toll-free at 877-516-1725.

Very truly yours,

/s/Dawn Cotten
Dawn Cotten
President of ALPS Series Trust

2

ALPS SERIES TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be Held on

March 22, 2022

via audio teleconference

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders (“Shareholders”) of the DDJ Opportunistic High Yield Fund (the “Fund”), a series of ALPS Series Trust (the “Trust”), will be held via audio teleconference, on March 22, 2022 at 9:00 a.m. Mountain time.

At the Meeting, the Fund’s Shareholders will be asked to act upon the following:

1.	To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund and DDJ Capital Management, LLC (the “Adviser”) (the “Proposal”); and

To transact such other business as may properly come before the Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Any Shareholder who owned shares of the Fund as of the close of business on February 8, 2022 (“Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting or any postponements or adjournments thereto. Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Fund, or by attending the Meeting and voting at that time.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares at that time. However, we urge you, whether or not you expect to attend the Meeting, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

By order of the Board of Trustees of ALPS Series Trust, on behalf of the Fund

/s/ Patrick Rogers
Patrick Rogers
Secretary
February [15], 2022

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on March 22, 2022 or any Postponement or Adjournment Thereof.

This Notice and Proxy Statement are available on the internet at www.eproxyaccess.com/ddj2022. On this website, you will be able to access this Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to Shareholders. To request a copy of this Notice, the Proxy Statement or a Form of Proxy please call 877-516-1725. You may also call for information on how to obtain directions to be able to attend the Meeting. Copies of the Fund’s annual report have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with the Fund’s annual report. You may request a copy of the annual report by calling 1-844-363-4898 or by visiting the Fund’s website at www.ddjcap.com/opportunistic-high-yield/.

1

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder Proposal. Your vote is important.

QUESTIONS AND ANSWERS

General:

Q. What am I being asked to vote on?

A. At the Meeting, you will be asked to act upon the following:

1.	To approve a New Advisory Agreement between the Trust, on behalf of the Fund and the Adviser (the “Proposal”); and
To transact such other business as may properly come before the Meeting and any adjournments thereof.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in the Fund and have the right to vote on this very important proposal concerning your investment.

Q. Who will bear the costs related to this proxy solicitation?

A. The Adviser has agreed to bear the costs related to this proxy solicitation.

Q. Who is entitled to vote?

A. If you owned shares of the Fund as of the close of business on February 8, 2022 (“Record Date”), you are entitled to vote with respect to the Proposal.

Q. When and where will the Meeting be held?

A. The Meeting will be held via audio teleconference, on March 22, 2022, at 9:00 a.m. Mountain time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

You can vote your shares by attending the Meeting or by completing and signing the enclosed proxy card(s) and mailing the completed proxy card(s) in the enclosed postage paid envelope. You may also vote your shares by telephone or via the Internet by following the instructions on the attached proxy card(s). Shareholders of record of the Fund at the close of business on the Record Date will receive notice of and be asked to vote on the Proposal presented at the Meeting. If you need assistance or have any questions regarding the Proposal, how to vote your shares or how to attend the Meeting, please call the Fund’s proxy solicitor, Di Costa Partners LLC (“DCP”) toll-free at 877-516-1725.

If the Fund record votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

2

Q. What vote is required to approve the Proposal?

A. The Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the Investment Company Act of 1940, as amended (“1940 Act”), that means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the unmarked Proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving written notice of your revocation to the Fund, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy, and voting at that time.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call toll free at 877-516-1725.

The Proposal:

Q. What is happening?

A. The Adviser currently serves as the investment adviser to the Fund and is responsible for the day-to-day management of the Fund’s assets. The Adviser, among others, entered into a membership interest purchase agreement, dated December 2, 2021, with Polen Capital Management, LLC, (the “Purchaser”), pursuant to which the Purchaser acquired 100% of the equity interests of the Adviser (the “Transaction”). Following the satisfaction of applicable closing conditions, the Transaction closed on January 31, 2022 (the “Closing Date”).

The Transaction is deemed to result in a “change in control” of the Adviser for the purpose of the 1940 Act, and under the terms of the 1940 Act, resulted in the automatic termination of the then-current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Terminated Agreement”) on the Closing Date.

In anticipation of the consummation of the Transaction and related events, the Board of Trustees of the Trust requested and received information and materials from the Adviser regarding the Transaction and, on January 24, 2022, held a meeting2 to consider and approve an interim and a new investment advisory agreement (the “Interim Agreement” and the “New Advisory Agreement”, respectively) between the Trust, on behalf of the Fund, and the Adviser. The Interim Agreement took effect on the Closing Date and the New Advisory Agreement will take effect if approved by the Shareholders of the Fund. The Interim Agreement allows the Adviser to continue to serve as the investment adviser of the Fund for up to 150 days following the completion of the Transaction. Except for the 150-day term, a ten-day termination right by the Board of Trustees or by the shareholders of the Fund, and provisions related to the escrow of investment advisory fees earned by the Adviser during the interim period, the Interim Agreement is the same in all material respects as the Terminated Agreement. The New Advisory Agreement will allow the Adviser to continue to serve as the investment adviser to the Fund under terms that are the same, in all material respects, to those in the Terminated Agreement, except that while the Terminated Agreement had a two-year initial term, the New Advisory Agreement will have an initial term of one year.

[2]	This meeting was intended to qualify as an “in-person” meeting of the Board of Trustees pursuant to relief granted by the SEC for the purposes of fulfilling the in-person advisory agreement requirements under Section 15(c) and Rule 15a-4(b)(2)(ii) under the 1940 Act (see Investment Company Act Release No. 33897 (June 19, 2020).

3

To provide for continuity in the investment management of the Fund, you are being asked to approve the New Advisory Agreement with the Adviser. Under the Interim Agreement and the New Advisory Agreement, (i) the Fund’s investment objectives and investment strategies will not change, (ii) the investment advisory personnel of the Adviser who provide investment advisory services to the Fund are expected to remain the same, and (iii) the Adviser will continue to provide the same investment advisory services to the Fund for the same fees that are currently in effect, subject to the oversight of the Board of Trustees.

Q. How will the Transaction or the approval of a New Advisory Agreement affect me as a Fund Shareholder?

A. The Fund’s investment objective and investment strategies will not change as a result of the consummation of the Transaction or the approval of the New Advisory Agreement, and you will still own the same shares in the Fund. The terms of the New Advisory Agreement are the same as those in the Terminated Agreement in all material respects. The advisory fee rate payable to the Adviser under the Interim Agreement and the New Advisory Agreement is the same as under the Terminated Agreement.

If approved by the shareholders, the New Advisory Agreement will have an initial one-year term and will be subject to annual renewal thereafter. The portfolio managers who currently provide advisory services to the Fund will continue to provide such services to the Fund under the New Advisory Agreement.

Q. Will there be any changes to the Fund’s portfolio managers as a result of the Transaction?

A. No.

Q. Will the Fund’s name change as a result of the Transaction?

A. [Following the close of the Transaction, on February [   ], 2022, the Fund’s name changed from the “DDJ Opportunistic High Yield Fund” to the “Polen DDJ Opportunistic High Yield Fund.”]

Q. Will the Adviser’s name change as a result of the Transaction?

A. [Following the close of the Transaction, on February [   ], 2022, the Adviser’s name changed from “DDJ Capital Management, LLC” to “Polen U.S. High Yield, LLC.”]

Q. Has the Board of Trustees approved the New Advisory Agreement and how does the Board recommend that I vote?

A. The Board of Trustees unanimously approved the New Advisory Agreement at a meeting held on January 24, 2022 and recommends that you vote “FOR” the Proposal.

4

Q. What will happen if Shareholders of the Fund do not approve the New Advisory Agreement?

A. The sale of 100% of the equity interests in the Adviser to the Purchaser did not, as a condition of such sale, require the Fund’s shareholders to approve the New Advisory Agreement. If the Shareholders do not vote in favor of the Proposal, then the Board may consider all other available options, including without limitation, a second Shareholder meeting.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1) Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

(2) Joint Accounts: Either party may sign, but the name of the signing party should conform exactly to the name shown in the registration on the proxy card.

(3) Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

5

ALPS SERIES TRUST

DDJ Opportunistic High Yield Fund

PROXY STATEMENT

for the Special Meeting of Shareholders

to be held on March 22, 2022

via audio teleconference

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of ALPS Series Trust (the “Trust”), on behalf of the DDJ Opportunistic High Yield Fund, a series of the Trust (the “Fund”), to be used at the special meeting of shareholders (“Shareholders”) of the Fund to be held via audio teleconference, on March 22, 2022 at 9:00 a.m. Mountain time and at any postponements and adjournments thereof (such meeting and any postponements and adjournments being referred to as the “Meeting”).

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees and community, the Meeting will be conducted exclusively via audio teleconference. Any shareholder, who owned shares of the Fund as of February 8, 2022 (the “Record Date”), wishing to participate in the Meeting telephonically may do so by emailing the Fund’s proxy solicitor, Di Costa Partners LLC at meetinginfo@dicostapartners.com no later than 2:00 p.m., Eastern Time on March 21, 2022 to register. Detailed registration instructions are set forth below. If you have any questions prior to the Meeting, please call DCP toll-free at 877-516-1725.

To participate in the Meeting:

If you were a shareholder of record of the Fund as of the Record Date and would like to participate in the Meeting, please e-mail DCP at meetinginfo@dicostapartners.com no later than 2:00 p.m., Eastern Time on March 21, 2022 to register. Please include the Fund’s name in the subject line of the e-mail and provide your name, address and proof of ownership as of the Record Date from the intermediary through which you hold shares, such as a broker-dealer. Please be aware that if you wish to vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held as of the Record Date and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. DCP will then e-mail you the dial-in information and instructions for participating in and voting during the Meeting. The dial-in information will be active for the date and time of the Meeting only. If you have any questions prior to the Meeting, please call DCP toll-free at 877-516-1725. Your vote is extremely important, so please read the enclosed Proxy Statement carefully and submit your vote. If you have any questions about the proposal, please call DCP toll-free at 877-516-1725. Thank you for your response and for your continued investment in the Fund.

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Fund via the mailing on or about February [15], 2022 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail or telephone by (i) officers and Trustees of the Fund, (ii) officers, employees and agents of the Fund’s investment adviser, DDJ Capital Management, LLC (the “Adviser”) and/or its affiliates, (iii) officers, employees and agents of the Fund’s administrator, ALPS Fund Services, Inc. (“ALPS”), and/or its affiliates, and/or (iv) DCP, the Fund’s proxy solicitor. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile, electronic mail or other electronic means.

i

At the Meeting, the Fund’s shareholders will be asked to act upon the following:

1.

To approve a new Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser (the “Proposal”); and To transact such other business as may properly come before the Meeting and any adjournments thereof.

The Board of Trustees has set the close of business on February 8, 2022 as the record date (“Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on the Proposal at the Meeting or any postponements or adjournments thereto. The vote for the Proposal will be at the Fund level, meaning that the Shareholders of all classes of the Fund will vote together.

As of the Record Date, the number of Fund shares issued and outstanding is:

Fund	Number of Shares Issued and Outstanding
DDJ Opportunistic High Yield Fund	[ ]

Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “GENERAL INFORMATION” and “VOTING INFORMATION.”

ii

APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

The Transaction

The Adviser currently serves as the investment adviser to the Fund and is responsible for the day-to-day management of the Fund’s assets. The Adviser, among others, entered into a membership interest purchase agreement, dated December 2, 2021, with Polen Capital Management, LLC, (the “Purchaser”), pursuant to which the Purchaser acquired 100% of the equity interests of the Adviser (the “Transaction”). Following satisfaction of applicable closing conditions, the Transaction closed on January 31, 2022 (the “Closing Date”).

The Transaction is deemed to result in a “change in control” of the Adviser for the purpose of the Investment Company Act of 1940, as amended (“1940 Act”) and under the terms of the 1940 Act, resulted in the automatic termination of the then-current investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Terminated Agreement”) on the Closing Date.

In anticipation of the consummation of the Transaction and related events, the Board of Trustees of the Trust requested and received information and materials from the Adviser regarding the Transaction and, on January 24, 2022, held a meeting3 to consider and approve an interim and a new investment advisory agreement (the “Interim Agreement” and the “New Advisory Agreement”, respectively) between the Trust, on behalf of the Fund, and the Adviser. The Interim Agreement took effect on the Closing Date and the New Advisory Agreement will take effect if approved by the Shareholders of the Fund. The Interim Agreement allows the Adviser to continue to serve as the investment adviser of the Fund for up to 150 days following the completion of the Transaction. Except for the 150-day term, a ten-day termination right by the Board of Trustees or by the shareholders of the Fund, and provisions related to the escrow of investment advisory fees earned by the Adviser during the interim period, the Interim Agreement is the same in all material respects as the Terminated Agreement. The New Advisory Agreement will allow the Adviser to continue to serve as the investment adviser to the Fund under terms that are the same, in all material respects, to those in the Terminated Agreement, except that while the Terminated Agreement had a two-year initial term, the New Advisory Agreement will have an initial term of one year.

New Advisory Agreement

To provide for continuity in the investment management of the Fund, you are being asked to approve the New Advisory Agreement with the Adviser. Under the Interim Agreement and the New Advisory Agreement, (i) the Fund’s investment objectives and investment strategies will not change, (ii) the investment advisory personnel of the Adviser who provide investment advisory services to the Fund are expected to remain the same, and (iii) the Adviser will continue to provide the same investment advisory services to the Fund for the same fees that are currently in effect, subject to the oversight of the Board of Trustees, under terms that are similar in all material respects to the Terminated Advisory Agreement, except that while the Terminated Agreement had a two-year initial term, the New Advisory Agreement will have an initial term of one year.

Each of the members of the Board of Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or the Adviser (the “Independent Trustees”), are expected to continue to serve on the Board of Trustees following the Closing Date. The Board of Trustees will continue to make decisions regarding the independent accountants, custodian, administrators, distributor and transfer agent of the Fund.

[3]	This meeting was intended to qualify as an “in-person” meeting of the Board of Trustees pursuant to relief granted by the SEC for the purposes of fulfilling the in-person advisory agreement requirements under Section 15(c) and Rule 15a-4(b)(2)(ii) under the 1940 Act (see Investment Company Act Release No. 33897 (June 19, 2020).

Shareholders of the Fund are being asked to approve the New Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser. Approval of the New Advisory Agreement is being sought so that the investment management of the Fund can continue without interruption following the consummation of the Transaction.

Board Approval and Recommendation

During its meeting on January 24, 2022, the Board of Trustees considered various factors relating to the Transaction and the Interim Agreement and the New Advisory Agreement. In connection with such meeting, the Board reviewed certain information provided by the Adviser at the Board’s request.

On January 24, 2022, the Board of Trustees of the Trust, including a majority of the Independent Trustees: (i) unanimously approved the Interim Agreement and New Advisory Agreement and (ii) unanimously recommended that Shareholders of the Fund approve the New Advisory Agreement. A summary of the Board’s considerations is provided below in the section below titled “EVALUATION BY THE BOARD.”

Description and Comparison of the Terminated and New Advisory Agreements

The form of the New Advisory Agreement is set forth in Exhibit A to this Proxy Statement. The description of terms in this section and the summaries in Exhibit B are qualified in their entirety by reference to Exhibit A. Exhibit B to this Proxy Statement shows, with respect to the Fund:

●	the date of the Terminated Advisory Agreement;
●	the date on which the Terminated Advisory Agreement were last approved by the Board; and
●

the aggregate amount of the Adviser’s advisory fee and the amount and purpose of any other payments by the Fund to the Adviser, or any of its affiliated persons or affiliated person of such person, during the fiscal year ended September 30, 2021.

The terms of the New Advisory Agreement are the same as those of the Terminated Agreement in all material respects except that there will be a new initial term of one year while the Terminated Agreement had a two-year initial term.

An expense waiver agreement is currently in place between the Fund and the Adviser, pursuant to which the Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses (excluding Distribution and Service (12b-1) fees, Shareholder Servicing Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to an annual rate of 0.79% of the Fund’s average daily net assets for each of the Institutional Class, Class I and Class II shares. This agreement is in effect through at least January 31, 2023, and will automatically continue upon annual approval by the Board of Trustees for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses: provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

Services Provided

Under the terms of the Terminated Advisory Agreement, the Adviser served as the investment adviser for the Fund. Subject to the supervision of the Board of Trustees, the Adviser provided a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. Generally, the Adviser determined from time to time what securities and other investments would be purchased, retained or sold by the Fund, and provided such services for the Fund in accordance with the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information, as currently in effect or as supplemented from time to time.

Compensation

Fund	Fee Rates (annualized rate, identical for each agreement)
DDJ Opportunistic High Yield Fund	0.70% of the average daily net assets of the Fund

These investment advisory fees shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and/or Statement of Additional Information and shall be paid to the Adviser by the Fund as soon as practicable after the last day of each month.

The advisory fee rates payable to the Adviser under the New Advisory Agreement will be identical to the fee rates payable under the Terminated and Interim Advisory Agreements.

Liability of the Adviser

Under the terms of the Terminated Advisory Agreement, the Adviser was not liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which the Terminated Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, the Terminated Agreement. the Adviser had no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the 1940 Act or the Securities Act of 1933, as amended (“1933 Act”), except for information supplied by the Adviser for inclusion in the registration statement. Under the terms of the Terminated Agreement, the Trust agreed to indemnify the Adviser to the full extent permitted by the Trust’s Declaration of Trust.

Term and Termination

The Terminated Advisory Agreement provided that it shall remain in effect for an initial term of two years, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a) the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 30 days’ written notice of a decision to terminate this Agreement by: (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

(b) the Adviser may, at any time and without the payment of penalty, terminate this Agreement upon 60 days’ notice to the Trust on behalf of the Fund; and

(c) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the 1940 Act and the rules thereunder).

The New Advisory Agreement will be substantively identical, in all material respects, to the Terminated Agreement, except that the New Advisory Agreement will have an initial term of one year. The commencement date of the New Advisory Agreement is expected to be the date such agreement is approved by the Shareholders.

Effect if the Proposal is Not Approved

Shareholder approval of the New Advisory Agreement was not a requirement for the Transaction to be consummated. But, if the Shareholders do not vote in favor of the Proposal, then the Board may consider all other available options, including without limitation, holding another Shareholder meeting.

Evaluation by the Board

On January 24, 2022, the Board of Trustees of the Trust, including a majority of the Independent Trustees, met to consider various factors relating to the Transaction and the New Advisory Agreement. In connection with such meeting, the Board reviewed certain information provided by the Adviser at the Board’s request.

Summary of Board Meeting and Considerations

In approving the New Advisory Agreement with the Adviser, the Trustees, including all of the Independent Trustees, considered the following factors with respect to the Fund:

Nature, Extent and Quality of the Services: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Current Agreement, and to be provided under the New Advisory Agreement. The Trustees reviewed and considered the Adviser’s history as an asset manager, its experience managing high yield assets, and how its investment strategy fit within Polen’s current equity strategies. The Trustees recalled the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve the Fund’s investment objective in a manner consistent with the Fund’s policies and restrictions, and how those approaches were aligned with Polen’s investment philosophy. The Trustees considered the background and experience of the Adviser’s personnel, including the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Trustees considered that Polen was seeking to retain all Adviser employees, intended to execute employment agreements with the portfolio management team, and had assured the Adviser that the Adviser investment team would maintain its independence and autonomy, similar to other investment teams at Polen. The Trustees noted that the CIO of the Adviser would be freed from the daily firm management after the acquisition, and would be able to focus more on his role  overseeing the investment team of the Adviser. The Trustees also reviewed the audited consolidated financial statements of Polen, and considered that Polen offered a greater set of resources to the Adviser in technology, back office, marketing, and distribution, and greater institutional stability as a larger organization. The Trustees discussed the resources devoted to research and analysis of actual and potential investments. They considered the Trust’s experience with the Adviser, including the Adviser’s responsiveness to the officers of the Fund. The Trustees also considered the Adviser’s focus on compliance both at the firm level and with respect to the Fund. The Trustees concluded that the Adviser had provided high quality advisory services to the Fund, and that the acquisition by Polen was not expected to diminish, and could result in enhancements to, the quality of those services.

Performance: The Trustees reviewed performance information for the Fund’s Class I, Class II and Institutional Class shares for the one-year, three-year and five-year periods ended December 31, 2021, as well as the since-inception performance (July 16, 2015) through December 31, 2021.  The Trustees considered the performance of the Fund as analyzed in the Fund’s Section 15(c) review in May 2021, and the positive results of the Fund in the period since that review. With respect to the May 2021 review, the review included a comparison of the Fund’s performance to the performance of a peer group of comparable funds, as identified by a third-party data provider. The Trustees noted the Adviser’s observation that recent performance had produced favorable returns. They considered the concentrated nature of the portfolio and the impact on performance relative to the peers. The Trustees concluded that the Fund’s performance was acceptable.

Profits:  The Trustees recalled that in May 2021, the Trustees received and considered a profitability analysis prepared by the Adviser based on the fees paid (and to be paid) under the Agreement. The Trustees noted that, based on the information provided in May 2021, the Adviser had earned a profit (before distribution related expenses) from managing the Fund in 2020. The Trustees concluded that the profits realized were not excessive. The Trustees agreed that since the Adviser was not reducing personnel or making other material changes to its operations as a result of the Polen transaction, profits were expected to remain reasonable.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Fund would be passed along to the shareholders under the New Advisory Agreement. The Board agreed in May 2021 that material economies of scale were not anticipated to be achieved at projected Fund asset levels in the near term, and the Trustees would consider the issue at the next renewal period. The Board considered that the acquisition by Polen could result in more favorable economies of scale over time, and the Trustees would review this matter at the next annual renewal.

Other Benefits to the Adviser: The Trustees reviewed and considered any incidental benefits derived or to be derived by the Adviser from its ongoing relationship with the Fund.  The Trustees noted that, because the Fund was pursuing an investment strategy that was primarily fixed income, rather than equity, soft dollars were not a material consideration. The Trustees noted that the Adviser’s acquisition by Polen would not result in fee increases or expected cost increases, and that the Adviser would pay all of the costs associated with the Fund’s shareholder meeting.

Having requested, reviewed, and deliberated such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement, the Trustees, including a majority of the Independent Trustees, concluded that approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders, and would not place an unfair burden on the Fund’s shareholders.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the transaction, at least 75% of the members of the investment company’s board of trustees/directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Board of Trustees intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. Based on the information provided by the Adviser, the Board believes that the Transaction will not result in the imposition of an “unfair burden” on the Fund. At the present time, four of the five Trustees are classified as Independent Trustees, and following the Transaction, all four of the Independent Trustees will continue to be classified as such.

Expense Limitation Agreement

The Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, (excluding Distribution and Service (12b-1) fees, Shareholder Servicing Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to an annual rate of 0.79% of the Fund’s average daily net assets for each of the Institutional Class, Class I and Class II shares. This agreement is in effect through at least January 31, 2023, and will automatically continue upon annual approval by the Board of Trustees for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses: provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

Information About the Adviser

The Adviser is currently engaged to provide advisory services to the Fund in accordance with the prospectus and other offering documents, investment objective, policies and limitations and investment guidelines established by the Adviser and the Board of Trustees.

The Adviser is located at 1075 Main Street, Suite 320, Waltham, Massachusetts 02451. As of December 31, 2021, the Adviser had approximately $8.3 billion in assets under management.

Information regarding the principal executive officers and directors of the Adviser and their principal occupations for the past five years is set forth below:

Name and Address*	Principal Occupation (all at the Adviser)	Position(s) with the Fund (if any)
David J. Breazzano	Head of Team, Portfolio Manager, and Managing Director; previously, President and Chief Investment Officer of the Adviser	Portfolio Manager
John J. Russell	Chief Financial Officer	None
Joshua L. McCarthy	General Counsel and Chief Compliance Officer	None
John W. Sherman	Portfolio Manager / Assistant Portfolio Manager	Portfolio Manager
Benjamin J. Santonelli	Portfolio Manager / Assistant Portfolio Manager	Portfolio Manager

*	The business address for each person listed is 1075 Main Street, Suite 320, Waltham, Massachusetts 02451.

Following the Transaction, the Adviser became a wholly-owned subsidiary of the Purchaser. The Purchaser is an independently owned, employee-controlled global investment management firm with approximately $76 billion in assets under management as of September 30, 2021.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL

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GENERAL INFORMATION

Information About Other Service Providers

ALPS Fund Services, 1290 Broadway, Suite 1000, Denver, Colorado, 80203, serves as administrator and transfer agent to the Fund. ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado, 80203, serves as distributor of the Fund’s shares.

Ownership of Shares

As of the Record Date, and to the best knowledge of the Trust, the following persons were known to own of record more than 5% of any class of the voting securities of the Fund:

Title of class	Name and address of beneficial owner	Amount	Nature of beneficial ownership	Percent of class

As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than [1]% of the outstanding shares of the Fund.

Any person owning more than 25% of the outstanding shares of the Fund may be deemed to control it.

As of the Record Date, [no] officer or Trustee owns securities of, or has any other material direct or indirect interest in, the Adviser or any person controlling, controlled by or under common control with the Adviser.

As of the Record Date, [no] Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since October 1, 2020, to which the Adviser or the Adviser’s parent company was a party.

Other Information

During the most recent fiscal year ended September 30, 2021, no commissions were paid by the Fund to a broker affiliated with the Adviser.

Payment of Solicitation Expenses

The Adviser will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. The Adviser has engaged Di Costa Partners, LLC to serve as the Fund’s proxy solicitor. The total cost of the proxy solicitation is expected to be approximately $6,225.

Delivery of Proxy Statement

In certain circumstances, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact 1-844-363-4898.

Other Business

The Board of Trustees does not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement, and the Board of Trustees is not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any postponements or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposals

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a New Advisory Agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Fund (if available), including financial statements of the Fund, have previously been sent to Fund shareholders. Upon request, the Fund’s most recent annual and subsequent semi-annual reports (when available) can be obtained at no cost. To request a report for the Fund, please call 1-844-363-4898, write to the Fund at P.O. Box 1920, Denver, CO 80201, or visit www.ddjcap.com/opportunistic-high-yield/.

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VOTING INFORMATION

Voting Rights

Only Shareholders of record of the Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof.

Each proxy solicited by the Board of Trustees which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting at that time. Any letter of revocation or later-dated proxy must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For the Proposal, the Fund understands that the New York Stock Exchange (“NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a new investment advisory contract. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the Proposal. A signed proxy card or other authorization by a beneficial owner of the Fund’s shares that does not specify how the beneficial owner’s shares are to be voted on a proposal will be deemed to be an instruction to vote such shares in favor of the Proposals.

Abstentions will be counted as present for purposes of determining whether a quorum is present. Abstentions will be disregarded in determining the “votes cast” on a Proposal, and therefore, will have the effect of a vote against the Proposal.

Quorum; Adjournment

As provided under the governing documents of the Trust, the presence in person or by proxy of shareholders entitled to cast at least 30% of the votes entitled to be cast on any matter shall be a quorum as to such matter; provided, however, that any lesser number shall be sufficient for matters upon which the Shareholders vote at adjournments.

If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, or if a quorum is obtained but sufficient votes required to approve the Proposal are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy. The persons named as proxies will vote the proxies (including abstentions) in favor of adjournment if they determine additional solicitation is warranted and in the interests of shareholders of the Fund. The meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice, unless a new record date is established for the adjourned meeting and the adjourned meeting is held less than 10 days or more than 90 days from the record date. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

The presence of a quorum alone, however, is not sufficient to approve the Proposal (see “Vote Required” below).

Vote Required

Approval of the Proposal will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. The vote for the Proposal will be at the Fund level, meaning that the Shareholders of all share classes of the Fund will vote together.

To assure the presence of a quorum at the Meeting (which will allow for the transaction of business), and to help assure that your vote is noted, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should Shareholders require additional information regarding the proxy or replacement proxy cards, they may call toll free at 877-516-1725. Representatives are available Monday through Friday, 10:00 a.m. Eastern time to 11:00 p.m. Eastern time.

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EXHIBITS TO PROXY STATEMENT

EXHIBIT A:	Form of New Investment Advisory Agreement
EXHIBIT B:	Data Regarding the Terminated Investment Advisory Agreement and the New Investment Advisory Agreement

EXHIBIT A

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

ALPS SERIES TRUST

[POLEN DDJ OPPORTUNISTIC HIGH YIELD FUND]

This Agreement is made and entered into effective as of                        , by and between the ALPS Series Trust, a Delaware statutory trust (the “Trust”) on behalf of the [Polen DDJ Opportunistic High Yield Fund], a series of shares of the Trust (the “Fund”), and [Polen U.S. High Yield, LLC (f/k/a DDJ Capital Management, LLC)], a Massachusetts limited liability company (the “Adviser”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust has designated the Fund as a series of interests in the Trust;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of asset management;

WHEREAS, pursuant to Rule 15a-4 under the 1940 Act, the Adviser and the Trust entered into an Interim Investment Advisory Agreement dated January 31, 2022 (the “Interim Agreement”);

WHEREAS, as of the date hereof, the Adviser and the Trust desire to terminate the Interim Agreement; and

WHEREAS, the Board of Trustees of the Trust (the “trustees” or the “Board”) has approved this Agreement, and the Adviser is willing to continue to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Obligations of the Investment Adviser.

(a) Services. The Adviser agrees to perform the following services (the “Services”) for the Trust:

(i) manage the investment and reinvestment of the assets of the Fund;

(ii) continuously review, supervise, and administer the investment program of the Fund;

(iii) determine, in its discretion, the securities (the “Securities”) or other assets (the “Other Assets”) to be purchased, retained or sold (and implement those decisions) with respect to the Fund and what portion of the Fund’s assets shall be held uninvested;

(iv) enter into contracts and other documentation with respect to investments, including, without limitation, lock-up agreements, assignment agreements, and commitment letters (it being understood that the Adviser shall execute any such documentation in its capacity as investment adviser on behalf of the Fund and the Trust);

(v) generally deal with the investments in the Fund or perform any other act that, in each case, is necessary or appropriate to enable the Adviser to carry out its obligations under this Agreement;

(vi) provide the Trust and the Fund with records concerning the Adviser’s activities under this Agreement that the Trust and the Fund are required to maintain;

(vii) render regular reports to the Trust’s trustees and officers concerning the Adviser’s discharge of the foregoing responsibilities, including, but not limited to, reviewing investment policies and investment selection with the trustees every quarter;

(viii) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services consistent with the Fund’s investment program;

(ix) furnish the Trust with information the Trust may reasonably request with respect to the Securities and Other Assets that the Fund may hold or contemplate purchasing;

(x) provide the Trust, upon reasonable notice, with access to the Adviser’s offices during regular business hours to review Fund records maintained by the Adviser; and

(xi) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund.

The Adviser shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with: (i) such policies as the trustees may from time to time establish, including, but not limited to, the Trust’s Declaration of Trust dated January 12, 2012 and its By-Laws; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations. All Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any directors, officers or employees of the Adviser or through such other parties as the Adviser may determine from time to time, including, without limitation, to the extent approved by the trustees of the Trust, and consistent with the 1940 Act and with all applicable laws and regulations (hereinafter collectively referred to as the “Rules”), any investment sub-adviser (each a “Sub-Adviser”). In such case, the Adviser will oversee the Sub-Adviser in carrying out the Services. The appointment of Sub-Advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Fund.

(b) Expenses and Personnel. The Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein. The Adviser shall authorize and permit any of its officers, directors and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected, subject to the individual consent of such persons to serve and to any limitations imposed by law. Except to the extent expressly assumed by the Adviser herein and except to the extent required by law to be paid by the Adviser, the Trust shall pay all costs and expenses in connection with its operation (including all expenses related to purchases and sales by the Fund or holding and dealing with investments in the Fund, including, but not limited to brokerage fees, commission expenses, settlement-related expenses, and expenses incurred in connection with any retention of a third party valuation expert).

(c) Books and Records. All books and records prepared and maintained by the Adviser for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Adviser shall surrender to the Trust and the Fund such of the books and records so requested; provided, however, that the Fund acknowledges that the Adviser may retain copies of all books and records required to meet the record retention requirements imposed by law and regulation.

2. Fund Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio Securities and Other Assets for the Fund. With respect to brokerage selection, the Adviser shall seek to obtain the best overall execution for Fund transactions, which is a combination of price, quality of execution and other factors. The Adviser may, in its discretion, purchase and sell portfolio Securities and Other Assets from and to brokers and dealers who provide the Adviser with brokerage, research, analysis, advice and similar services, and the Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term. The Adviser will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser or the Sub-Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

The Adviser may (but is not obligated to) aggregate purchase and sale orders for the Fund with similar orders being made simultaneously for other accounts of the Adviser to seek the efficiencies that may be available for larger transactions. The Adviser will not aggregate transactions unless it believes that aggregation is consistent with its duty to seek best execution.

3. Compensation of the Adviser. The Fund will pay to the Adviser an investment advisory fee (the “Fee”) equal to an annualized rate of 0.70% of the average daily net assets of the Fund. The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and/or Statement of Additional Information, and shall be paid to the Adviser by the Fund as soon as practicable after the last day of each month.

4. Status of Investment Adviser. The services of the Adviser to the Trust and the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust and the Fund are not impaired thereby and provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Adviser shall have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security which the Adviser may purchase or sell for any other accounts if, in the sole discretion of the Adviser, such transaction appears unsuitable, inappropriate, impractical or for any reason undesirable for the Fund. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5. Permissible Interests. Trustees, agents, and stockholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Adviser are or may be interested in the Trust as trustees, stockholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

6. Limits of Liability; Indemnification. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the Act or the Securities Act of 1933, as amended (the “1933 Act”), except for information supplied by the Adviser for inclusion therein. The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust’s Declaration of Trust.

7. Proxy Voting and Other Corporate Matters. The Adviser will take any and all action and provide any and all advice with respect to the voting of Securities held by the Fund in accordance with the Adviser’s Proxy Voting Policies and Procedures, as amended and revised from time to time. The Adviser agrees to provide the Fund in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the 1940 Act. With the Fund’s approval, the Adviser shall also have the authority to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the Securities and Other Assets held at any time in the Fund, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such Securities and Other Assets as the Adviser deems appropriate to preserve or enhance the value of the Fund, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Adviser deems to be in the best interest of the Fund or required by applicable law, including the Employee Retirement Income Security Act (ERISA), and (iv) employ suitable agents, including legal counsel, and to arrange for the payment of their reasonable fees, expenses and related costs from the Fund.

8. Information and Reports. The Adviser shall keep the Fund informed of developments relating to its duties as Adviser of which the Adviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Adviser shall provide the Fund and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Fund may from time to time reasonably request.

(a) Prior to each regular meeting of the Board of the Fund, the Adviser shall provide the Board with reports regarding the Adviser’s management of the Fund during the most recently completed quarter, which reports shall include the Adviser’s compliance with the Fund’s investment objectives and policies and the 1940 Act and applicable rules and regulations under the 1940 Act, each of which shall be in such form as may be mutually agreed upon by the Adviser and the Fund.

(b) Each of the Adviser and the Fund shall provide the other party with a list, to the best of the Adviser’s or the Fund’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Fund, as the case may be, and each of the Adviser and Fund agrees promptly to update such list whenever the Adviser or the Fund becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

(c) The Adviser shall also provide the Fund with any information reasonably requested by the Fund regarding the Adviser’s management of the Fund assets required for any shareholder report, amended registration statement, or supplement to the prospectus or statement of additional information to be filed by the Fund with the Securities and Exchange Commission (the “SEC”).

9. Term. This Agreement shall remain in effect for an initial term of one year from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a) the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 30 days’ written notice of a decision to terminate this Agreement by: (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

(b) the Adviser may, at any time and without the payment of penalty, terminate this Agreement upon 60 days’ notice to the Trust and the Fund;

(c) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the 1940 Act and the Rules thereunder); and

(d) the terms of paragraphs 6, 9, 11 and 15 of this Agreement shall survive the termination of this Agreement.

In the event of the assignment of this Agreement, the Adviser shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Adviser.

10. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

11. Applicable Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

12. Representations and Warranties.

(a) Representations and Warranties of the Adviser. The Adviser hereby represents and warrants to the Trust as follows:

(i) the Adviser is a limited liability company duly organized and in good standing under the laws of the Commonwealth of Massachusetts and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder;

(ii) the Adviser is registered as an investment adviser with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement;

(iii) the Adviser will maintain, keep current and preserve on behalf of the Fund all books and records: (i) required pursuant to Rule 31a-1(b)(1), (2)(ii), (2)(iii), (3), (5) – (10), (12) and any records reasonably related thereto; or (ii) required in connection with such recordkeeping responsibilities as may be delegated by the Fund to the Adviser from time to time. The Adviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund promptly upon request. The Fund acknowledges that the Adviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation;

(iv) the Adviser shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the 1940 Act and shall provide the Fund with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Adviser acknowledges receipt of the written Code of Ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Adviser shall certify to the Fund that the Adviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), and that no persons covered under its Code of Ethics have divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if a violation of the Code of Ethics of the Fund or a violation of the Code of Ethics of the Adviser has occurred, that appropriate action was taken in response to such violation. Annually, the Adviser shall furnish to the Fund a written report that complies with the requirements of Rule 17j-1 concerning the Adviser’s Code of Ethics. The Adviser shall permit the Fund to examine the reports required to be made by the Adviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph;

(v) the Adviser has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Adviser and its supervised persons, and, to the extent the activities of the Adviser in respect of the Fund could affect the Fund, by the Fund, of “Federal Securities Laws” (as defined in Rule 38a-1 under the 1940 Act), and that the Adviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund. The Adviser agrees to cooperate with periodic reviews by the Fund’s compliance personnel of the Adviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications in respect of the Adviser’s policies and procedures, compliance by the Adviser with federal securities laws and related matters as the Fund’s compliance personnel may reasonably request. The Adviser agrees to promptly notify the Fund of any compliance violations that affect the Fund’s assets;

(vi) the Adviser will provide the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Adviser’s duties and responsibilities under this Agreement; and

(vii) the Adviser will immediately notify the Fund of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Adviser will also (x) promptly notify the Fund if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, related to the investments made by the Fund, and (y) immediately notify the Fund if it is served or otherwise receives notice of any other type of action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body involving the affairs of the Fund (including, without limitation, any shareholder-initiated action).

(b) Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Adviser as follows:

(i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms;

(ii) the Trust is registered as an investment company with the SEC under the 1940 Act;

(iii) shares of the Trust are registered for offer and sale to the public under the 1933 Act; and

(iv) such registrations will be kept in effect during the term of this Agreement.

13. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

[Polen U.S. High Yield, LLC]

1075 Main Street, Suite 320

Waltham, Massachusetts 02541

Attn: Legal Department

To the Trust or the Fund at:

ALPS Series Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

Attn: Secretary

14. Structure of Agreement. The Trust is entering into this Agreement solely on behalf of the Fund, and: (a) no breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (b) under no circumstances shall the Adviser have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Fund.

15. Use of Names. The Trust and the Adviser acknowledge that all rights to the name “ALPS Series Trust” or any variation thereof belong to the Trust. The Trust acknowledges that all rights to the name “[Polen U.S. High Yield, LLC]”, or any variation thereof, and “DDJ” belongs to the Adviser, and that the Trust is being granted a limited license to use such words in its name, the name of its series and the name of its classes of shares.

16. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18. Termination of Interim Agreement. Effective as of the date hereof, the Trust and the Adviser terminate the Interim Agreement.

[BALANCE OF PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

ALPS SERIES TRUST, on behalf of the [Polen DDJ Opportunistic High Yield Fund]	[POLEN U.S. HIGH YIELD, LLC]

By:	By:
Title:	Title:

EXHIBIT B

DATA REGARDING TERMINATED AND NEW ADVISORY AGREEMENT

A.	Dates of Terminated Agreement

Last approved by Board on	Last approved by Shareholders on
May 20, 2021	July 15, 2015

B.	Advisory Fee Rates Under Terminated Agreement and New Advisory Agreement

Fund	Fee Rates (annualized rate, identical for each agreement)
DDJ Opportunistic High Yield Fund	0.70% of the average daily net assets of the Fund

These investment advisory fees shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and/or Statement of Additional Information and shall be paid to the Adviser by the Fund as soon as practicable after the last day of each month.

The advisory fee payable to the Adviser under the New Advisory Agreement will be the same as under the Terminated Advisory Agreement.

C.	Payments to the Adviser Originating from the Fund During the Fiscal Year Ended September 30, 2021

Aggregate Advisory Fees Paid to the Adviser for Fiscal Year Ended 9/30/21	Aggregate Other Payments to the Adviser for Fiscal Year Ended 9/30/21	Aggregate Other Payments to Affiliates of the Adviser or Affiliates of Such Affiliates for Fiscal Year Ended 9/30/21
$1,006,831	$0	$0

B-1

polen capital

PO Box 211230, Eagan, MN 55121-9984

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE

1. Read the proxy statement and have the proxy card at hand.
2. Go to www.proxyvotenow.com/ddj
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the proxy card at hand.
2. Call toll-free 855-379-6846
3. Follow the simple instructions.

↓ **Please detach at perforation before mailing.** ↓

DDJ OPPORTUNISTIC HIGH YIELD FUND PROXY

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 22, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned, having received Notice of the March 22, 2022 Special Meeting of Shareholders (the "Meeting") of the DDJ Opportunistic High Yield Fund ("Fund"), hereby appoints Dawn Cotten, Patrick Rogers and Anne Berg as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund that the undersigned is entitled to vote at the Meeting to be held via audio teleconference on March 22, 2022 at 9:00 a.m., Mountain Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given. This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Trust or by voting via audio teleconference at the Meeting.

CONTROL NUMBER [ ]

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

[ ]

Signature(s) and Title(s), if applicable — Sign in the box above

Date ____________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where mor than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

100111_0322

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to beheld on March 22, 2022.

The Proxy Statement for this Meeting is available at www.eproxyaccess.com/ddj2022

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ Please detach at perforation before mailing. ↓

This proxy is solicited on behalf of the Board of Trustees of the Fund. It will be voted as specified.
If no specification is made, this proxy shall be voted FOR the proposal.
If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE <u>FOR</u> THE PROPOSAL.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

100111_0322